PROSHARES TRUST

ProShares Short 30 Year TIPS/TSY Spread (FINF); ProShares UltraPro 10 Year TIPS/TSY Spread (UINF); ProShares UltraPro Short 10 Year TIPS/TSY Spread (SINF); ProShares UltraShort Russell3000 (TWQ); ProShares UltraShort Russell1000 Value (SJF); ProShares UltraShort Russell1000 Growth (SFK); ProShares UltraShort Russell MidCap Value (SJL); ProShares UltraShort Russell MidCap Growth (SDK); ProShares UltraShort Russell2000 Value (SJH); ProShares UltraShort Russell2000 Growth (SKK); ProShares Ultra Russell3000 (UWC); ProShares Ultra Russell1000 Value (UVG); ProShares Ultra Russell1000 Growth (UKF); ProShares Ultra Russell MidCap Value (UVU); ProShares Ultra Russell MidCap Growth (UKW); ProShares Ultra Russell2000 Value (UVT); and ProShares Ultra Russell2000 Growth (UKK)

(each, a “Fund” and together, the “Funds”)

Supplement dated December 23, 2014

To the Funds’ Summary Prospectuses, Statutory Prospectus and Statement of Additional

Information, each dated October 1, 2014, as supplemented

On December 23, 2014, the Board of Trustees of ProShares Trust approved the closing and liquidation of each Fund pursuant to a Plan of Liquidation. After the close of business on January 8, 2015, the Funds will no longer accept creation orders. Trading in the Funds will be halted prior to market open on January 9, 2015. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about January 22, 2015 (the “Distribution Date”).

Shareholders may sell their shares of a Fund on NYSE Arca until the market close on January 8, 2015, and, if they choose to do so, may incur typical transaction fees from their broker-dealer. From January 9, 2015 through the Distribution Date, however, shares of the Funds will not be traded on NYSE Arca and there will not be a secondary market for the shares. During this period, each Fund will be in the process of liquidating its portfolio and will not be managed in accordance with its investment objective.

Any shareholders remaining on the Distribution Date will automatically have their shares redeemed for cash at the current net asset value. These cash distributions are taxable events. Shareholders should consult their tax advisor about any potential tax consequences.

For more information, please contact the Funds at 1-866-776-5125.

Please retain this supplement for future reference.